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                                                                    Exhibit 10.2



                              AMENDMENT NUMBER ONE

         This AMENDMENT NUMBER ONE (hereinafter the "Amendment") is made and entered into as of this 31 day of January, 2003, by and between REPUBLIC SERVICES, INC., a Delaware corporation, (hereinafter the "Company") and JIM O'CONNOR, a Florida Resident (hereinafter the "Employee"):

                                    RECITALS

         WHEREAS, the Company and the Employee have heretofore entered into a certain Employment Agreement dated as of October 25, 2000 ("Employment Agreement"; terms defined therein being used herein as therein defined); and

         WHEREAS, the Company and the Employee wish to make amendments to the Employment Agreement as set forth below;

         A. For all purposes therein, Section 2 of the Employment Agreement is hereby amended to insert the following:

         2.       Compensation.

                                      ***

         (l) Tax and Estate Planning. During the term of this Agreement, the Employee shall be reimbursed, on an annual basis, for all out-of-pocket expenses reasonably incurred by him for financial, tax and estate planning, provided that the total amount of such reimbursement for any year shall not exceed two percent (2%) of his Base Salary in such year. The Employee shall retain the right to determine the provider for any such services.

         B. All other provisions or terms of the Employment Agreement are hereby ratified and confirmed, including but not limited to, the provisions and terms of Sections 5, 6, and 7 thereof.

         IN WITNESS WHEREOF, the Company and the Employee have executed this Amendment effective as of the date first written above.


REPUBLIC SERVICES, INC.,                     EMPLOYEE:
a Delaware corporation
                                              /s/ Jim O'Connor
By: /s/ Harris W. Hudson                     ----------------------------------
   ------------------------------            JIM O'CONNOR

Its: Vice Chairman
    -----------------------------